UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2007

XELR8 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 7, 2007, the Company entered into a marketing and distribution agreement Acceleration Sports Institute, a South Carolina corporation (“ASI”). ASI is an elite athletic training center that promotes nutrition, training, and nutritional supplementation to its clients, and will promote the entire line of XELR8 products and be supported with marketing, training, educational, and sales materials and services.

Item 8.01  Other Events

On November 8, 2007 the Company issued a press release in connection with the ASI marketing agreement, a copy of which has been filed herewith.

On November 12, 2007 the Company issued a press release in detailing the results of the Company’s Annual Shareholder Meeting, a copy of which has been filed herewith.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

10.31	Acceleration Sports Institute Agreement
99.1	Press Release – ASI Press Release
99.2	Press Release – Results of Stockholder Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: November 14, 2007	XELR8 HOLDINGS, INC.

	By:	/s/ John D. Pougnet
John D. Pougnet
Chief Executive Officer
Chief Financial Officer